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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 21, 2002


                        COMMISSION FILE NUMBER: 000-21729

                               THE VIALINK COMPANY
                         (Name of Issuer in its Charter)

                    Delaware                     73-1247666
           (State of Other Jurisdiction       (I.R.S. Employer
          Incorporation or Organization)     Identification No.)

           13155 Noel Road, Suite 800
                  Dallas, Texas                     75240
         (Address of Principal Executive         (Zip Code)
                    Offices)


                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500

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Item 5.  Other Events and Regulation FD Disclosure


Robert I. Noe, President of The viaLink Company, is the executive in charge at the company effective August 14, 2002. He succeeds Warren D. Jones, who served as Interim Chief Executive Officer of the company form September 4, 2001 until August 13, 2002. The company has no immediate plans to name anyone to the Chief Executive Officer position and is not looking to fill that position.



                                 The viaLink Company

August 21, 2002    (Date)        /s/ William P. Creasman
                                 --------------------------------------------
                                 William P. Creasman
                                 Vice President, General Counsel, and
                                 Secretary